UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

Date of Report: October 30, 2006
(Date of earliest event reported)

              Wells Fargo Mortgage Backed Securities 2006-16 Trust
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           (Exact name of issuing entity as specified in its charter)

                    Wells Fargo Asset Securities Corporation
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              (Exact name of depositor as specified in its charter)

                             Wells Fargo Bank, N.A.
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               (Exact name of sponsor as specified in its charter)

        New York                333-129159-30               Applied For
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(State or other              (Commission File No.          (IRS Employer
jurisdiction of               of issuing entity)          Identification No.
incorporation                                             of issuing entity)
of issuing entity)

   7430 New Technology Way, Frederick, Maryland                    21703
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Address of principal executive offices                           (Zip Code)

Depositor's telephone number, including area code        (301) 846-8881
                                                --------------------------------

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          (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 8.01. Other Events

        Attached as Exhibit 4.1 is the pooling and servicing agreement, dated October 30, 2006 (the "Pooling and Servicing Agreement"), among Wells Fargo Asset Securities Corporation (the "Company"), as depositor, Wells Fargo Bank, N.A., as master servicer, and HSBC Bank USA, National Association, as trustee. The Pooling and Servicing Agreement governs the Wells Fargo Mortgage Backed Securities 2006-16 Trust Mortgage Pass-Through Certificates, Series 2006-16 (the "Certificates"), issued on October 30, 2006, including (i) the Class A-1, Class A-2, Class A-3, Class A-4, Class A-5, Class A-6, Class A-7, Class A-8, Class A-9, Class A-10, Class A-11, Class A-12, Class A-13, Class A-14, Class A-15, Class A-16, Class A-17, Class A-18, Class A-19, Class A-PO and Class A-R Certificates (the "Class A Certificates"), having an aggregate initial principal balance of $1,468,733,664.00, (ii) the Class B-1, Class B-2 and Class B-3 Certificates (the "Public Class B Certificates"), having an aggregate initial principal balance of $31,602,000.00, and (iii) the Class B-4, Class B-5 and Class B-6 Certificates (the "Private Certificates"), having an aggregate initial principal balance of $4,514,874.00.

        The Class A Certificates were sold to Barclays Capital Inc. pursuant to an underwriting agreement, dated February 15, 2006 and terms agreement, dated September 8, 2006 (together, the "Class A Underwriting Agreement"), among the Company, Wells Fargo Bank, N.A. and Barclays Capital Inc. A copy of the Class A Underwriting Agreement is attached as Exhibit 1.1.

        The Public Class B Certificates were sold to UBS Securities LLC pursuant to an underwriting agreement, dated February 15, 2006 and terms agreement, dated October 11, 2006 (together, the "Class B Underwriting Agreement"), among the Company, Wells Fargo Bank, N.A. and UBS Securities LLC. A copy of the Class B Underwriting Agreement is attached as Exhibit 1.2.

        The Private Certificates were sold to UBS Securities LLC on October 30, 2006 in a transaction exempt from registration under the Securities Act of 1933, as amended, pursuant to Section 4(2) thereof. The net proceeds of the sale of the Private Certificates were applied to the purchase of the mortgage loans from Wells Fargo Bank, N.A.

        The mortgage loans underlying the Certificates were purchased by the Company from Wells Fargo Bank, N.A. pursuant to a mortgage loan purchase agreement, dated October 30, 2006 (the "Mortgage Loan Purchase Agreement"), between the Company and Wells Fargo Bank, N.A. A copy of the Mortgage Loan Purchase Agreement is attached as Exhibit 10.2.

        The mortgage loans underlying the Certificates will be serviced by Wells Fargo Bank, N.A. pursuant to a servicing agreement, dated October 30, 2006 (the "Servicing Agreement"), between Wells Fargo Bank, N.A., as servicer, and Wells Fargo Bank, N.A., as master servicer. A copy of the Servicing Agreement is attached as Exhibit 10.1.

ITEM 9.01 Financial Statements and Exhibits

        (c)  Exhibits

Item 601(a)
of Regulation S-K
 Exhibit No.                            Description
------------------                      -----------

        (1.1) Class A Underwriting Agreement, dated February 15, 2006 and terms agreement, dated September 8, 2006, among the Company, Wells Fargo Bank, N.A. and Barclays Capital Inc.

        (1.2) Class B Underwriting Agreement, dated February 15, 2006 and terms agreement, dated October 11, 2006, among the Company, Wells Fargo Bank, N.A. and UBS Securities LLC.

        (4.1) Pooling and Servicing Agreement, dated as of October 30, 2006, among Wells Fargo Asset Securities Corporation, Wells Fargo Bank, N.A. and HSBC Bank USA, National Association, as trustee.

        (10.1) Servicing Agreement, dated as of October 30, 2006, between Wells Fargo
                                        Bank, N.A., as servicer and Wells
                                        Fargo Bank, N.A., as master
                                        servicer.

        (10.2) Mortgage Loan Purchase Agreement, dated as of October 30, 2006, between the Company and Wells Fargo Bank, N.A.

        (10.3) Class A-6 Yield Maintenance Agreement, dated October 30, 2006, between Barclays Bank PLC, as counterparty, and Wells Fargo Bank, N.A., as master servicer.

        (10.4) Class A-10 Yield Maintenance Agreement, dated October 30, 2006, between Barclays Bank PLC, as counterparty, and Wells Fargo
                                        Bank, N.A., as master servicer.

        Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                        WELLS FARGO ASSET SECURITIES
                                        CORPORATION

October 30, 2006


                                        /s/ Bradley A. Davis
                                        ----------------------------------------
                                        Bradley A. Davis
                                        Vice President

                                INDEX TO EXHIBITS

                                                                    Paper (P) or
Exhibit No.         Description                                   Electronic (E)
-----------         -----------                                   --------------
        (1.1)       Class A Underwriting Agreement, dated               E
                    February 15, 2006 and terms agreement, dated
                    September 8, 2006, among the Company, Wells
                    Fargo Bank, N.A. and Barclays Capital Inc.

        (1.2)       Class B Underwriting Agreement, dated               E
                    February 15, 2006 and terms agreement, dated
                    October 11, 2006, among the Company, Wells
                    Fargo Bank, N.A. and UBS Securities LLC.

        (4.1)       Pooling and Servicing Agreement, dated as of        E
                    October 30, 2006, among Wells Fargo Asset
                    Securities Corporation, Wells Fargo Bank,
                    N.A. and HSBC Bank USA, National Association, as trustee.

        (10.1)      Servicing Agreement, dated as of October 30,        E
                    2006, between Wells Fargo Bank, N.A., as servicer and Wells Fargo Bank, N.A., as master servicer.

        (10.2)      Mortgage Loan Purchase Agreement, dated as of       E
                    October 30, 2006, between the Company and
                    Wells Fargo Bank, N.A.

        (10.3)      Class A-6 Yield Maintenance Agreement, dated        E
                    October 30, 2006, between Barclays Bank PLC, as counterparty, and Wells Fargo Bank, N.A., as master servicer.

        (10.4)      Class A-10 Yield Maintenance Agreement, dated       E
                    October 30, 2006, between Barclays Bank PLC, as counterparty, and Wells Fargo Bank, N.A., as master servicer.